The Advisors' Inner Circle Fund

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WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
Summary Prospectus | March 1, 2016
Ticker: Ultra Shares -- WHYUX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.westwoodfunds.com/literature/RegulatoryDocuments.aspx. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to westwoodfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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FUND INVESTMENT OBJECTIVE
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The investment objective of the Westwood Opportunistic High Yield Fund (the
"Fund") is to seek to maximize total return through a high level of current income and capital appreciation.

FUND FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold
Ultra Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                             ULTRA SHARES
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Management Fees                                                 0.55%
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Other Expenses                                                  5.68%
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Total Annual Fund Operating Expenses                            6.23%
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Less Fee Reductions and/or Expense Reimbursements              (5.63)%
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Total Annual Fund Operating Expenses After Fee Reductions
   and/or Expense Reimbursements(1)                             0.60%
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(1)  Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.60% of the Fund's Ultra Shares' average daily net assets until February 28, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
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                     $61        $1,346       $2,600        $5,601
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.


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PRINCIPAL INVESTMENT STRATEGIES
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Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of the 80% policy, high yield securities include "junk bonds" (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser")), as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds ("ETFs")). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund's portfolio, or to otherwise enhance the Fund's return.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-


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Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS
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As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK -- High yield bonds (often called "junk bonds") are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

BANK LOANS RISK -- Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.


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Bank loans may not be considered "securities," and purchasers, such as the
Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. GOVERNMENT SECURITIES RISK -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

ZERO COUPON BONDS RISK -- The value of zero coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.


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INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund's share price to fall.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

EMERGING MARKET COMPANY RISK -- Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

REGIONAL FOCUS RISK -- To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.


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EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

WARRANTS RISK -- Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.


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RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES -- To the extent the Fund invests in other investment companies, such as ETFs, and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

DERIVATIVES RISK -- The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund's use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation


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risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

VALUATION RISK -- A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade securities accurately.

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

PERFORMANCE INFORMATION
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The bar chart and the performance table below illustrate the risks of an investment in Ultra Shares of the Fund by showing the Fund's Ultra Shares' performance for the 2015 calendar year and by showing how the Fund's Ultra Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                                      (4.86)%
                                       2015

                        BEST QUARTER         WORST QUARTER
                           0.98%               (3.91)%
                        (03/31/2015)        (09/30/2015)



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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's Ultra Shares' average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


                                                                       SINCE
WESTWOOD OPPORTUNISTIC HIGH YIELD FUND --                            INCEPTION
ULTRA SHARES                                              1 YEAR     (12/29/14)
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Fund Returns Before Taxes                                 (4.86)%     (4.93)%
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Fund Returns After Taxes on Distributions                 (6.85)%     (6.91)%
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Fund Returns After Taxes on Distributions and Sale of
   Fund Shares                                            (2.72)%     (4.61)%
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BofA Merrill Lynch U.S. High Yield Index (reflects no
   deduction for fees, expenses, or taxes)                (4.64)%     (4.61)%
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INVESTMENT ADVISERS
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Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor
Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS
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Ms. Hannah Strasser, CFA, Lead Portfolio Manager, Managing Director and
co-founder of the Sub-Adviser, has managed the Fund since its inception in 2014.

Mr. Ryan Carrington, CFA, Portfolio Manager, Analyst, has managed the Fund since its inception in 2014.


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PURCHASE AND SALE OF FUND SHARES
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To purchase shares of the Fund for the first time, you must invest at least
$250,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION
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The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



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                                                                 WHG-SM-018-0300